TO BE EFFECTIVE ON May 27, 2014

BMO FUNDS, INC.

AMENDMENT NO. 35

TO

ARTICLES OF INCORPORATION

The undersigned officer of BMO Funds, Inc. (the “Corporation”) hereby certifies that in accordance with Section 180.1002 of the Wisconsin Statutes, the following Amendment of the Corporation’s Articles of Incorporation, as amended (the “Articles”) was duly adopted to create the Series R-3 and Series R-6 shares of the BMO Mid-Cap Value Fund, BMO Mid-Cap Growth Fund, BMO Small-Cap Value Fund, and BMO Pyrford International Stock Fund and the Series A shares of the BMO Low Volatility Equity Fund, BMO Dividend Income Fund, BMO Large-Cap Value Fund, BMO Large-Cap Growth Fund, BMO Mid-Cap Value Fund, BMO Mid-Cap Growth Fund, BMO Small-Cap Value Fund, BMO Small-Cap Core Fund, BMO Micro-Cap Fund, BMO Global Low Volatility Equity Fund, BMO Pyrford Global Equity Fund, BMO Pyrford Global Strategic Return Fund, BMO Pyrford International Stock Fund, BMO Global Natural Resources Fund, BMO Lloyd George Emerging Markets Equity Fund, BMO TCH Emerging Markets Bond Fund, BMO Ultra Short Tax-Free Fund, BMO Short Tax-Free Fund, BMO Short-Term Income Fund, BMO Intermediate Tax-Free Fund, BMO Mortgage Income Fund, BMO TCH Intermediate Income Fund, BMO TCH Corporate Income Fund, BMO TCH Core Plus Bond Fund, BMO Monegy High Yield Bond Fund, and BMO Multi-Asset Income Fund:

“The Articles are hereby amended as follows:

Section (a) of Article IV is hereby amended by deleting section (a) thereof and inserting the following as a new paragraph:

‘(a) The Corporation is authorized to issue an indefinite number of shares of common stock, par value $.0001 per share. Subject to the following paragraph, the authorized shares are classified as follows:

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

Investor Class

BMO Large-Cap Value Fund	Series Y	Indefinite
BMO Mortgage Income Fund	Series Y	Indefinite
BMO TCH Intermediate Income Fund	Series Y	Indefinite
BMO Mid-Cap Growth Fund	Series Y	Indefinite
BMO Prime Money Market Fund	Series Y	Indefinite
BMO Government Money Market Fund	Series Y	Indefinite
BMO Short-Term Income Fund	Series Y	Indefinite
BMO Large-Cap Growth Fund	Series Y	Indefinite
BMO Mid-Cap Value Fund	Series Y	Indefinite
BMO Intermediate Tax-Free Fund	Series Y	Indefinite
Marshall International Stock Fund	Series Y	Indefinite
BMO Small-Cap Growth Fund	Series Y	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

BMO Tax-Free Money Market Fund	Series Y	Indefinite
BMO Lloyd George Emerging Markets Equity Fund	Series Y	Indefinite
BMO TCH Core Plus Bond Fund	Series Y	Indefinite
BMO TCH Corporate Income Fund	Series Y	Indefinite
BMO Ultra Short Tax-Free Fund	Series Y	Indefinite
BMO Small-Cap Value Fund	Series Y	Indefinite
BMO Dividend Income Fund	Series Y	Indefinite
BMO Monegy High Yield Bond Fund	Series Y	Indefinite
BMO Pyrford Global Strategic Return Fund	Series Y	Indefinite
BMO Pyrford International Stock Fund	Series Y	Indefinite
BMO Low Volatility Equity Fund	Series Y	Indefinite
BMO Short Tax-Free Fund	Series Y	Indefinite
BMO TCH Emerging Markets Bond Fund	Series Y	Indefinite
BMO Aggressive Allocation Fund	Series Y	Indefinite
BMO Aggressive Stock Fund	Series Y	Indefinite
BMO Diversified Income Fund	Series Y	Indefinite
BMO Diversified Stock Fund	Series Y	Indefinite
BMO Growth Balanced Fund	Series Y	Indefinite
BMO Moderate Balanced Fund	Series Y	Indefinite
BMO Target Retirement 2010 Fund	Series Y	Indefinite
BMO Target Retirement 2020 Fund	Series Y	Indefinite
BMO Target Retirement 2030 Fund	Series Y	Indefinite
BMO Target Retirement 2040 Fund	Series Y	Indefinite
BMO Target Retirement 2050 Fund	Series Y	Indefinite
BMO Micro-Cap Fund	Series Y	Indefinite
BMO Global Low Volatility Equity Fund	Series Y	Indefinite
BMO Target Retirement 2015 Fund	Series Y	Indefinite
BMO Target Retirement 2025 Fund	Series Y	Indefinite
BMO Target Retirement 2035 Fund	Series Y	Indefinite
BMO Target Retirement 2045 Fund	Series Y	Indefinite
BMO Target Retirement 2055 Fund	Series Y	Indefinite
BMO Small-Cap Core Fund	Series Y	Indefinite
BMO Pyrford Global Equity Fund	Series Y	Indefinite
BMO Multi-Asset Income Fund	Series Y	Indefinite
BMO Global Natural Resources Fund	Series Y	Indefinite

Institutional Class

BMO Prime Money Market Fund	Series I	Indefinite
BMO Government Money Market Fund	Series I	Indefinite
BMO Tax-Free Money Market Fund	Series I	Indefinite
BMO Mortgage Income Fund	Series I	Indefinite
BMO TCH Intermediate Income Fund	Series I	Indefinite
BMO Short-Term Income Fund	Series I	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

BMO Small-Cap Growth Fund	Series I	Indefinite
BMO Mid-Cap Growth Fund	Series I	Indefinite
BMO Mid-Cap Value Fund	Series I	Indefinite
BMO Large-Cap Growth Fund	Series I	Indefinite
BMO Large-Cap Value Fund	Series I	Indefinite
BMO Lloyd George Emerging Markets Equity Fund	Series I	Indefinite
BMO TCH Core Plus Bond Fund	Series I	Indefinite
BMO TCH Corporate Income Fund	Series I	Indefinite
BMO Ultra Short Tax-Free Fund	Series I	Indefinite
BMO Intermediate Tax-Free Fund	Series I	Indefinite
Marshall International Stock Fund	Series I	Indefinite
BMO Small-Cap Value Fund	Series I	Indefinite
BMO Dividend Income Fund	Series I	Indefinite
BMO Monegy High Yield Bond Fund	Series I	Indefinite
BMO Pyrford Global Strategic Return Fund	Series I	Indefinite
BMO Pyrford International Stock Fund	Series I	Indefinite
BMO Low Volatility Equity Fund	Series I	Indefinite
BMO Short Tax-Free Fund	Series I	Indefinite
BMO TCH Emerging Markets Bond Fund	Series I	Indefinite
BMO Aggressive Allocation Fund	Series I	Indefinite
BMO Aggressive Stock Fund	Series I	Indefinite
BMO Diversified Income Fund	Series I	Indefinite
BMO Diversified Stock Fund	Series I	Indefinite
BMO Growth Balanced Fund	Series I	Indefinite
BMO Moderate Balanced Fund	Series I	Indefinite
BMO Target Retirement 2010 Fund	Series I	Indefinite
BMO Target Retirement 2020 Fund	Series I	Indefinite
BMO Target Retirement 2030 Fund	Series I	Indefinite
BMO Target Retirement 2040 Fund	Series I	Indefinite
BMO Target Retirement 2050 Fund	Series I	Indefinite
BMO Micro-Cap Fund	Series I	Indefinite
BMO Global Low Volatility Equity Fund	Series I	Indefinite
BMO Target Retirement 2015 Fund	Series I	Indefinite
BMO Target Retirement 2025 Fund	Series I	Indefinite
BMO Target Retirement 2035 Fund	Series I	Indefinite
BMO Target Retirement 2045 Fund	Series I	Indefinite
BMO Target Retirement 2055 Fund	Series I	Indefinite
BMO Small-Cap Core Fund	Series I	Indefinite
BMO Pyrford Global Equity Fund	Series I	Indefinite
BMO Multi-Asset Income Fund	Series I	Indefinite
BMO Global Natural Resources Fund	Series I	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

Class A

BMO Low Volatility Equity Fund	Series A	Indefinite
BMO Dividend Income Fund	Series A	Indefinite
BMO Large-Cap Value Fund	Series A	Indefinite
BMO Large-Cap Growth Fund	Series A	Indefinite
BMO Mid-Cap Value Fund	Series A	Indefinite
BMO Mid-Cap Growth Fund	Series A	Indefinite
BMO Small-Cap Value Fund	Series A	Indefinite
BMO Small-Cap Core Fund	Series A	Indefinite
BMO Micro-Cap Fund	Series A	Indefinite
BMO Global Low Volatility Equity Fund	Series A	Indefinite
BMO Pyrford Global Equity Fund	Series A	Indefinite
BMO Pyrford Global Strategic Return Fund	Series A	Indefinite
BMO Pyrford International Stock Fund	Series A	Indefinite
BMO Global Natural Resources Fund	Series A	Indefinite
BMO Lloyd George Emerging Markets Equity Fund	Series A	Indefinite
BMO TCH Emerging Markets Bond Fund	Series A	Indefinite
BMO Ultra Short Tax-Free Fund	Series A	Indefinite
BMO Short Tax-Free Fund	Series A	Indefinite
BMO Short-Term Income Fund	Series A	Indefinite
BMO Intermediate Tax-Free Fund	Series A	Indefinite
BMO Mortgage Income Fund	Series A	Indefinite
BMO TCH Intermediate Income Fund	Series A	Indefinite
BMO TCH Corporate Income Fund	Series A	Indefinite
BMO TCH Core Plus Bond Fund	Series A	Indefinite
BMO Monegy High Yield Bond Fund	Series A	Indefinite
BMO Multi-Asset Income Fund	Series A	Indefinite

Retirement Class

BMO Aggressive Allocation Fund	Series R-3	Indefinite
BMO Aggressive Stock Fund	Series R-3	Indefinite
BMO Diversified Income Fund	Series R-3	Indefinite
BMO Diversified Stock Fund	Series R-3	Indefinite
BMO Growth Balanced Fund	Series R-3	Indefinite
BMO Moderate Balanced Fund	Series R-3	Indefinite
BMO Target Retirement 2010 Fund	Series R-3	Indefinite
BMO Target Retirement 2020 Fund	Series R-3	Indefinite
BMO Target Retirement 2030 Fund	Series R-3	Indefinite
BMO Target Retirement 2040 Fund	Series R-3	Indefinite
BMO Target Retirement 2050 Fund	Series R-3	Indefinite
BMO Target Retirement 2015 Fund	Series R-3	Indefinite
BMO Target Retirement 2025 Fund	Series R-3	Indefinite
BMO Target Retirement 2035 Fund	Series R-3	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

BMO Target Retirement 2045 Fund	Series R-3	Indefinite
BMO Target Retirement 2055 Fund	Series R-3	Indefinite
BMO Mid-Cap Value Fund	Series R-3	Indefinite
BMO Mid-Cap Growth Fund	Series R-3	Indefinite
BMO Small-Cap Value Fund	Series R-3	Indefinite
BMO Pyrford International Stock Fund	Series R-3	Indefinite
BMO Aggressive Allocation Fund	Series R-6	Indefinite
BMO Aggressive Stock Fund	Series R-6	Indefinite
BMO Diversified Income Fund	Series R-6	Indefinite
BMO Diversified Stock Fund	Series R-6	Indefinite
BMO Growth Balanced Fund	Series R-6	Indefinite
BMO Moderate Balanced Fund	Series R-6	Indefinite
BMO Target Retirement 2010 Fund	Series R-6	Indefinite
BMO Target Retirement 2020 Fund	Series R-6	Indefinite
BMO Target Retirement 2030 Fund	Series R-6	Indefinite
BMO Target Retirement 2040 Fund	Series R-6	Indefinite
BMO Target Retirement 2050 Fund	Series R-6	Indefinite
BMO Target Retirement 2015 Fund	Series R-6	Indefinite
BMO Target Retirement 2025 Fund	Series R-6	Indefinite
BMO Target Retirement 2035 Fund	Series R-6	Indefinite
BMO Target Retirement 2045 Fund	Series R-6	Indefinite
BMO Target Retirement 2055 Fund	Series R-6	Indefinite
BMO Mid-Cap Value Fund	Series R-6	Indefinite
BMO Mid-Cap Growth Fund	Series R-6	Indefinite
BMO Small-Cap Value Fund	Series R-6	Indefinite
BMO Pyrford International Stock Fund	Series R-6	Indefinite’”

This Amendment to the Articles of Incorporation of the Corporation was adopted by the Board of Directors on February 6, 2014 in accordance with Sections 180.1002(8) and 180.0602(1)(a) and (b) of the Wisconsin Statutes. Shareholder approval was not required. Prior to this Amendment, none of the Class A, Class R-3, or Class R-6 shares of the BMO Low Volatility Equity Fund, BMO Dividend Income Fund, BMO Large-Cap Value Fund, BMO Large-Cap Growth Fund, BMO Mid-Cap Value Fund, BMO Mid-Cap Growth Fund, BMO Small-Cap Value Fund, BMO Small-Cap Core Fund, BMO Micro-Cap Fund, BMO Global Low Volatility Equity Fund, BMO Pyrford Global Equity Fund, BMO Pyrford Global Strategic Return Fund, BMO Pyrford International Stock Fund, BMO Global Natural Resources Fund, BMO Lloyd George Emerging Markets Equity Fund, BMO TCH Emerging Markets Bond Fund, BMO Ultra Short Tax-Free Fund, BMO Short Tax-Free Fund, BMO Short-Term Income Fund, BMO Intermediate Tax-Free Fund, BMO Mortgage Income Fund, BMO TCH Intermediate Income Fund, BMO TCH Corporate Income Fund, BMO TCH Core Plus Bond Fund, BMO Monegy High Yield Bond Fund, or BMO Multi-Asset Income Fund have been issued.

Executed this 23rd day of May 2014.

BMO FUNDS, INC.

By:	/s/ Timothy M. Bonin
Timothy M. Bonin
Chief Financial Officer and
Treasurer

This instrument was drafted by:

Laura A. Hawkins

Godfrey & Kahn, S.C.

780 N. Water Street

Milwaukee, Wisconsin 53202